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                                                                      EXHIBIT 23

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated April 23, 1999, included in Coldwater Creek Inc.'s Form 10-K for the year ended February 27, 1999 into Coldwater Creek Inc.'s previously filed registration statement on Form S-8 (File No. 333-31699).



Boise, Idaho
May 26, 1999